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                                                                EXHIBIT 10.13

                      AMENDMENT OF NONCOMPETITION AGREEMENT

          This AMENDMENT OF NONCOMPETITION AGREEMENT is entered into as of June 1, 1998 by and among John A. Williams, Post Properties, Inc., a Georgia corporation, and Post Apartment Homes, L.P., a Georgia limited partnership.

          WHEREAS, the parties entered into a Noncompetition Agreement as of July 22, 1993 (the "Noncompetition Agreement"); and

          WHEREAS, the parties would now like to amend the Noncompetition Agreement pursuant to Section 8(d) thereof.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree to amend the Noncompetition Agreement as follows:

                                       1.

          Section 3.(a) of the Noncompetition Agreement shall be deleted and replaced in its entirety by the following:

          3.(a). Antipirating of Employees. Williams will not, during the Restricted Period, seek to employ on his own behalf or on behalf of any other person, firm, or corporation which engages, directly or indirectly, in the development, operation, management, leasing, or landscaping of a Multifamily Property, any person who was employed as an employee by the Company or by any of the Service Companies in an executive, managerial or supervisory capacity at any time during Williams' employment by the Company and who has not thereafter ceased to be employed in such capacity by the Company or any of the Services Companies for a period of at least one (1) year.

                                       2.

          Section 3.(b) of the Noncompetition Agreement shall be deleted and replaced in its entirety by the following:

          3.(b). Nonsolicitation of Customers. Williams will not, during the Restricted Period, for purposes of competing with the Company or any of the Service Companies, solicit or seek to solicit on his own behalf or on behalf of any other person, firm, or corporation which engages, directly or indirectly, in the development, operation, management, leasing, or


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          landscaping of a Multifamily Property, any entity or person who was a customer of the Company or any of the Services Companies, and with whom Williams had personal business interaction, at any time (i) during Williams' employment by the Company for that period of the Restricted Period or (ii) during the two (2) years immediately prior to the termination of Williams' employment by the Company for the post-termination period of the Restricted Period.

                                       3.

          Section 8(g) of the Noncompetition Agreement shall be amended by adding a new second sentence as follows:

          All administrative costs of the arbitration, including the filing fee and the fees and expenses of the arbitrator(s), shall be paid by the Company regardless of the outcome of the arbitration.

                                       4.

          Except as stated above, the Noncompetition Agreement is not amended, modified, or altered in any way and continues in full force and effect.

          IN WITNESS WHEREOF, each of the undersigned has executed, or caused to be executed on its behalf, this Amendment of Noncompetition Agreement as of the date first set forth above.

                                 POST PROPERTIES, INC.


                                 By: John T. Glover
                                    -----------------------------------
                                    John T. Glover
                                    President

                                 POST APARTMENT HOMES, L.P.

                                 By: Post Properties, Inc., Its General Partner


                                 By: John T. Glover
                                    -----------------------------------
                                    John T. Glover
                                    President

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                                    John A. Williams
                                    -----------------------------------
                                    JOHN A. WILLIAMS